EXHIBIT 10.12




                            STOCK PURCHASE AGREEMENT




                                 BY AND BETWEEN



                             EARTHSHELL CORPORATION
                             A DELAWARE CORPORATION
                                 (AS THE ISSUER)


                                       AND


                        MERIDIAN BUSINESS SOLUTIONS, LLC
                       A NEVADA LIMITED LIABILITY COMPANY
                                 (AS PURCHASER)





                              DATED: AUGUST 5, 2004

                            STOCK PURCHASE AGREEMENT
                            ------------------------


      THIS STOCK PURCHASE AGREEMENT (the "Agreement") is made and entered into this 5th day of August, 2004 by and between EARTHSHELL CORPORATION, a Delaware corporation (the "Company"), and MERIDIAN BUSINESS SOLUTIONS, LLC, a Nevada limited liability company ("Purchaser").

     WHEREAS, Purchaser desires to purchase authorized and unissued shares of common stock of the Company, and the Company desires to sell such shares to Purchaser, on the terms and subject to the conditions contained herein.

     NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

                                    ARTICLE I

                                 THE TRANSACTION

     1.1 PURCHASE AND SALE OF SHARES. On the terms and subject to the conditions contained in this Agreement, Purchaser is hereby purchasing from the Company, and the Company is hereby selling to Purchaser, one million six hundred sixty six thousand six hundred sixty seven (1,666,667) shares of common stock of the Company (the "Shares") at a purchase price of $3 per share so that the aggregate purchase price for the Shares is Five Million One Dollars ($5,000,0001) (the "Purchase Price").

     1.2 TIME AND PLACE OF CLOSING. The transaction contemplated by this Agreement is being consummated on the date of this Agreement (the "Closing") at 10:00 a.m., Pacific Daylight Savings Time, at the offices of the Company located at 6740 Cortona Drive, Goleta, California.

     1.3 MANNER OF PAYMENT OF PURCHASE PRICE. The Purchase Price is being paid by Purchaser to the Company by wire transfer of immediately available funds to the bank account designated by the Company by written notice delivered to Purchaser not later than three (3) business days prior to the Closing.

     1.4 ISSUANCE AND DELIVERY OF THE SHARES. The Company is issuing and delivering to Purchaser certificates evidencing the Shares and is also delivering  such  other  documents  as  are  reasonably  required  in  order  to effectuate the consummation of the transaction contemplated hereby. All documents being delivered at Closing are in form and substance reasonably satisfactory to both parties.

                                   ARTICLE II

                         REPRESENTATIONS AND WARRANTIES

     2.1  REPRESENTATIVES AND WARRANTIES OF THE COMPANY.

     The Company represents and warrants to Purchaser as follows:

          (a) The Company is a company duly incorporated, validly existing and in good standing under the laws of the State of Delaware, with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted. The Company is not in violation of any of the provisions of its certificate of incorporation or bylaws. The Company is duly qualified to conduct business and is in good standing as a foreign corporation in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not, individually or in the aggregate, (i) adversely affect the legality, validity or enforceability of this Agreement or the Shares, (ii) have or result in a material adverse effect on the results of operations, assets, business or condition (financial or otherwise) of the Company, or (iii) adversely impair the Company's ability to perform fully on a timely basis its obligations under this Agreement (any of (i), (ii) or (iii), a "Material Adverse Effect").

          (b) The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations hereunder. The execution and delivery of this Agreement by the Company and the consummation by it of the transactions contemplated hereunder have been duly authorized by all necessary corporate action on the part of the Company, and no further consent or action is required by the Company, its Board of Directors or its stockholders. This Agreement has been duly executed by officers of the Company and constitutes the valid and binding obligation of the Company enforceable against the Company in accordance with its terms.

          (c) The execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby do not and will not (i) conflict with or violate any provision of the Company's certificate of incorporation or bylaws, or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company debt or otherwise) or other understanding to which the Company is a party or by which any property or asset of the Company is bound or affected, or (iii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company is subject, or by which any property or asset of the Company is bound or affected; except in the case of each of clauses (ii) and
(iii), such as could not, individually or in the aggregate, result in a Material Adverse Effect.

          (d) The  Company  is not  required  to  obtain  any  consent,  waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other entity or person in connection with the execution, delivery and performance by the Company of this Agreement, other than
(i) the required filing of the registration statement as required by Section 3 this Agreement and (ii) in all other cases where the failure to obtain such consent, waiver, authorization or order, or to give such notice or make such filing or registration could not have or result in, individually or in the aggregate, a Material Adverse Effect (collectively, the "Required Approvals").

          (e) The Shares have been duly authorized and, when issued in accordance with this Agreement and paid for in full by Purchaser, will be duly and validly issued, fully paid and nonassessable, free and clear of any lien, charge, claim, security interest, encumbrance, right of first refusal or other restriction.

          (f) All of the outstanding shares of common stock of the Company are duly authorized, validly issued, fully paid and nonassessable and have been issued in compliance with all applicable securities laws.

          (g) There is no action, suit, inquiry, notice of violation, proceeding or investigation pending or, to the knowledge of the Company, threatened against or affecting the Company or any of its properties before or by any court, arbitrator, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign) which adversely affects or challenges the legality, validity or enforceability of this Agreement or the Shares.

          (h) The Company has filed all reports required to be filed by it under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), including pursuant to Section 13(a) or 15(d) thereof, for the two years preceding the date hereof (the foregoing filings being collectively referred to herein as the "SEC Reports"). As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act of 1933, as amended (the Securities Act") and the Exchange Act and the rules and regulations of the Securities and Exchange Commission (the "Commission") promulgated thereunder, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved, except as may be otherwise specified in such financial statements or the notes thereto, and fairly present in all material respects the financial position of the Company as of and for the dates thereof and the results of operations and cash flows for the periods then ended.

          (i) Since December 31, 2003, there has not been any material adverse change in the business, operations, financial condition or prospects of the Company, except as has been publicly disclosed in SEC Reports or press releases and it being understood that the Company needs additional financing to continue as a "going concern."

     2.2  REPRESENTATIONS AND WARRANTIES OF PURCHASER.

     Purchaser represents and warrants to the Company as follows:

          (a) Purchaser is a limited liability company duly organized, validly existing and in good standing, under the laws of the State of Nevada.

          (b) Purchaser has full power and authority to enter into and perform this Agreement. The execution and delivery by Purchaser of this Agreement and the performance by Purchaser of its obligations hereunder have been duly authorized and approved by all requisite company action. This Agreement has been duly executed and delivered by duly authorized representatives of Purchaser and constitutes the valid and binding obligation of Purchaser enforceable against Purchaser in accordance with its terms.

          (c) No consent, authorization, order or approval of, or filing or registration with, any governmental commission, board or other regulatory body of the United States or any state or political subdivision thereof is required for or in connection with the consummation by Purchaser of the transaction contemplated hereby.

          (d) Neither the execution and delivery of this Agreement by Purchaser, nor the consummation by Purchaser of the transaction contemplated hereby, will conflict with or result in a breach of any of the terms, conditions or provisions of its charter documents or operating agreement, or of any statute or administrative regulation, or of any order, writ, injunction, judgment or decree of any court or governmental authority or of any arbitration award.

          (e) Purchaser is not a party to any written or oral contract, agreement, indenture, debenture, note, commitment or other instrument under the terms of which performance by Purchaser according to the terms of this Agreement will be a default or an event of acceleration, or grounds for termination, or whereby timely performance by Purchaser according to the terms of this Agreement may be prohibited, prevented or delayed.

          (f) Purchaser has not dealt with any person or entity which is or may be entitled to a broker's commission, finder's fee, investment banker's fee or similar payment for arranging the transaction contemplated hereby or introducing the parties to each other.

          (g) Purchaser is acquiring the Shares for its own account and not with a view to or for sale in connection with any distribution of all or any part of the Shares. Purchaser understands that it can not, directly or indirectly, transfer, offer, sell, pledge, hypothecate or otherwise dispose of all or any part of the Shares or its interest in the Shares (or solicit any offers to buy, purchase or otherwise acquire to take a pledge of all or any part thereof) except (i) as provided in Section 3 hereof or (ii) in a manner that does not violate the registration or any other applicable provisions of the Securities Act (or any other applicable federal securities laws) or any applicable state securities laws; provided that in the case of a transfer under clause (ii) hereof, the transferee of Shares from Purchaser must acknowledge and agree to abide by the provisions of this Section 2.2(g) and must present to the Company or its counsel (A) a written opinion in form and substance of legal counsel experienced in securities law matters satisfactory to the Company indicating that the proposed transfer will not be in violation of any of the registration provisions of the Securities Act and the qualification provisions of applicable state securities laws or similar successor laws, and the rules and regulations promulgated thereunder, or (B) evidence satisfactory to the Company of full compliance with the provisions of Rule 144 under the Securities Act or other available exemptions under the Securities Act.

          (h) Purchaser has been furnished with, and hereby acknowledges receipt of, such information as it deems necessary to evaluate its investment in the Shares and understands the risks of, and other considerations relating to, ownership of the Shares. Purchaser has extensive knowledge and experience in financial affairs so that Purchaser is capable of evaluating the merits and risks of an investment in the Shares and has the capacity to protect its own interests in connection with purchase of the Shares. Purchaser's financial situation is such that it can afford to bear the economic risk of holding the Shares for an indefinite period of time and can afford to suffer the complete loss of its investment in the Shares.


     3.   REGISTRATION COVENANT OF THE COMPANY

     The Company covenants and agrees with Purchaser as follows:

          (a) If at any time following 120 days from the date of this Agreement, Purchaser requests that the Company file a registration statement for a secondary public offering of all or any portion of the Shares, the Company will file, within thirty (60) business days of receipt of Purchaser's request, a registration statement with the Commission which complies in all material respects with the requirements of the Securities Act seeking the public sale of the number of Shares specified in such notice. The Company will pay all reasonable expenses incurred in connection with any registration, qualification and compliance requested hereunder (excluding discounts and commissions), including, without limitation, all filing, registration and qualification, printing and accounting fees and the fees and disbursements of counsel for the Company.

          (b) The Company will use its diligent best efforts (i) to cause the said registration statement to become effective and (ii) to cause such registration statement to remain effective until the completion of the proposed offering and (iii) to prepare and file with the Commission such amendments and supplements to the registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the sale or other disposition of all the Shares covered by such registration statement, including, without limitation, such amendments and supplements as may be necessary to reflect the intended method of disposition from time to time of the holder.

          (c) The Company will furnish to each holder of Shares covered by such registration statement such numbers of copies of such registration statement, any amendments thereto, any documents incorporated by reference therein, the prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the sale or other disposition of the Shares.

          (d) The Company will use its best efforts to register and qualify the securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions as shall be reasonably requested by each holder of Shares covered by such registration statement and do any and all other acts and things that may be necessary under such securities and blue sky laws to enable each holder to consummate the sale or other disposition of the Shares owned by it; provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions, unless the Company is already subject to service in such state or jurisdiction and except as may be required by the Securities Act.

          (e) Within a reasonable time before each filing of the registration statement or prospectus or amendments or supplements thereto with the SEC, the Company will furnish counsel selected by any holder of the Shares copies of such documents proposed to be filed, which counsel shall have a reasonable opportunity to review and comment thereon.

          (f) The Company will promptly notify each holder of Shares covered by the registration statement of the happening of any event which makes any statement made in the registration statement or related prospectus untrue or which requires the making of any changes in such registration statement or prospectus so that they will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein in the light of the circumstances under which they were made not misleading; and, as promptly as practicable thereafter, prepare and file with the Commission and furnish a supplement or amendment to such prospectus so that, as thereafter deliverable to the purchasers of such Shares, such prospectus will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          (g) The Company will use its best efforts to prevent the issuance of any order suspending the effectiveness of the registration statement and, if one is issued, shall use its best efforts to obtain the withdrawal of any order suspending the effectiveness of the registration statement at the earliest possible moment.

          (h) To the fullest extent permitted by law, the Company will indemnify and hold harmless each holder selling Shares under the registration statement, each other entity or person who participates in the offering of the Shares under such registration statement, and each other entity or person, if any, who controls (within the meaning of the Securities Act) such seller or participating entity or person (individually and collectively, the "Indemnified Person"), against any losses, claims, damages or liabilities (joint or several) to which they may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages, or liabilities

(joint or several), or actions in respect thereof, arise out of or are based upon: (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto,
(ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities law, and the Company shall pay to each such Indemnified Person, as incurred, any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the Company shall not be liable to any Indemnified Person in any such case for any such loss, claim, damage, liability, or action to the extent that it arises out of or is based upon (i) any untrue statement or alleged untrue statement or omission or alleged omission in such registration statement, preliminary or final prospectus, or amendment or supplement thereto in reliance upon and in conformity with written information furnished to the Company by such person expressly for use therein or (ii) such person's failure to deliver a prospectus as required by the Securities Act.

                                   ARTICLE IV

                                 INDEMNIFICATION


     4.1 GENERAL. From and after the Closing, the parties shall indemnify each other as provided in this Article IV. As used in this Agreement, the term "Damages" shall mean all liabilities, actions or causes of action, regulatory, legislative or judicial proceedings or investigations, assessments, levies, losses, fines, penalties, damages, costs and expenses, including, without limitation, reasonable attorneys', accountants', investigators', and experts' fees and expenses, sustained or incurred in connection with the defense or investigation of any claim of Damages.

     4.2 THE COMPANY'S INDEMNIFICATION OBLIGATION. The Company will indemnify, save and keep Purchaser and its successors and permitted assigns ("Purchaser Indemnities") harmless against and from all Damages sustained or incurred by any Purchaser Indemnittee, as a result of or arising out of or by virtue of any inaccuracy in or breach of any representation and warranty made by the Company to Purchaser herein or failure of the Company to comply with any of the covenants or obligations under this Agreement to be performed by the Company.

Each of the representations and warranties made by the Company in this Agreement shall survive for a period of two (2) years after the Closing Date. No claim for the recovery of Damages may be asserted by Purchaser against the Company or its successors in interest after such representations and warranties shall be thus extinguished; provided, however, that claims first asserted in writing within the applicable period shall not thereafter be barred.

     4.3. PURCHASER'S INDEMNIFICATION OBLIGATION. Purchaser shall indemnify, save and keep the Company and its successors and permitted assigns ("Seller Indemnitees"), forever harmless against and from all Damages sustained or incurred by any Seller Indemnitee, as a result of or arising out of or by virtue of any inaccuracy in or breach of any representation and warranty made by Purchaser to the Company herein.

Each of the representations and warranties made by Purchaser in this Agreement shall survive for a period of two (2) years after the Closing. No claim for the recovery of Damages may be asserted by the Company against Purchaser or its successors in interest after such representations and warranties shall be thus extinguished; provided, however, that claims first asserted in writing within the applicable period shall not thereafter be barred.

                                    ARTICLE V

                                  MISCELLANEOUS


     5.1 PRICE PROTECTION. If at any time prior to the one year anniversary date of this Agreement, the Company issues shares of its common stock at a price of less than $3 per share or issues securities convertible into shares if its common stock at a price of less than $3 per share, the Company will contemporaneously issue to Purchaser additional shares of its common stock ("Additional Shares"), with no cash or other consideration having to be paid by Purchaser, so that the per share price paid by Purchaser for both the Shares and Additional Shares (taken together) is equal to the lower per share price being paid by the new buyer, provided, however, that in no event shall the Company be obligated to issue Additional Shares in excess of that amount required to bring the per share price paid by Purchaser for both the Shares and Additional Shares (taken together) below $1.50 per share; provided, further, that this Section 5.1 shall not apply to the issuance of awards, including, but not limited to options, warrants, stock appreciation rights and common stock to employees of the Company that are approved by the Company's stockholders, Board of Directors or an authorized committee thereof.

     5.2 PUBLICITY. Except as otherwise required by law, press releases concerning this transaction shall be made only with the prior agreement of the Company and Purchaser.

     5.3 NOTICES. All notices required or permitted to be given hereunder shall be in writing and may be delivered by hand, by facsimile, by nationally recognized private courier, or by United States mail. Notices delivered by mail shall be deemed given three (3) business days after being deposited in the United States mail, postage prepaid, registered or certified mail. Notices delivered by hand by facsimile, or by nationally recognized private carrier shall be deemed given on the first business day following receipt; provided, however, that a notice delivered by facsimile shall only be effective if such notice is also delivered by hand, or deposited in the United States mail, postage prepaid, registered or certified mail, on or before two (2) business days after its delivery by facsimile. All notices shall be addressed as follows:

                  IF TO THE COMPANY:
                  c/o EarthShell Corporation
                  6740 Cortona Drive
                  Santa Barbara, CA 93117
                  Attention:
                  Fax:  (805) 571.8292

                  WITH A COPY TO:
                  Gibson, Dunn & Crutcher LLP
                  2029 Century Park East
                  Suite 4000
                  Los Angeles, CA 90067
                  Attention:  Robert Montgomery, Esq.
                  Fax:  (310) 552.7021

                  IF TO PURCHASER:
                  c/o Meridian Business Solutions, LLC
                  1100 Mar West Street
                  Suite B
                  Tiburon, CA 94920
                  Attention:  Greg Hoffman

                  WITH A COPY TO:


and/or to such other respective addresses and/or addresses as may be designated by notice given in accordance with the provisions of this Section 5.3.

     5.4 EXPENSES. Each party hereto will bear all fees and expenses incurred by such party in connection with, relating to or arising out of the negotiation, preparation, execution, delivery and performance of this Agreement and the consummation of the transaction contemplated hereby, including, without limitation, attorneys', accountants' and other professional fees and expenses.

     5.5. ENTIRE AGREEMENT. This Agreement and the instruments to be delivered by the parties pursuant to the provisions hereof constitute the entire agreement between the parties and shall be binding upon and inure to the benefit of the parties hereto and their respective legal representatives, successors and permitted assignees. Any amendments, or alternative or supplementary provisions to this Agreement must be made in writing and duly executed by an authorized representative or agent of each of the parties hereto.

     5.6. SURVIVAL; NON-WAIVER. All representations and warranties shall survive the Closing regardless of any investigation or lack of investigation by any of the parties hereto. The failure in any one or more instances of a party to insist upon performance of any of the terms, covenants or conditions of this Agreement, to exercise any right or privilege in this Agreement conferred, or the waiver by said party of any breach of any of the terms, covenants or conditions of this Agreement, shall not be construed as a subsequent waiver of any such terms, covenants, conditions, rights or privileges, but the same shall continue and remain in full force and effect as if no such forbearance or waiver had occurred. No waiver shall be effective unless it is in writing and signed by an authorized representative of the waiving party. A breach of any representation, warranty or covenant shall not be affected by the fact that a more general or more specific presentation, warranty or covenant was not also breached.

     5.7. SEVERABILITY. The invalidity of any provision of this Agreement or portion of a provision shall not affect the validity of any other provision of this Agreement or the remaining portion of the applicable provision.

     5.8. APPLICABLE LAW. This Agreement shall be governed and controlled as to validity, enforcement, interpretation, construction, effect and in all other respects by the internal laws of the State of California applicable to contracts made in that State.

     5.9. BINDING EFFECT; BENEFIT. This Agreement shall inure to the benefit of and be binding upon the parties hereto, and their successors and permitted assigns. Nothing in this Agreement, express or implied, is intended to confer on any person other than the parties hereto, and their respective successors and permitted assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement.

     5.10. ASSIGNABILITY. This Agreement shall not be assignable by either party without the prior written consent of the other party.

     5.11.  COUNTERPARTS.  This  Agreement   is  being   executed   in  multiple
counterparts, each of which shall be deemed to be an original, and all such counterparts shall constitute but one instrument.

     5.12. HEADINGS.   The   headings   contained  in  this  Agreement  are  for
convenience of reference only and shall not affect the meaning or interpretation of this Agreement.


         IN WITNESS WHEREOF, the parties have executed this Agreement on the date first above written.


THE "COMPANY"                              "PURCHASER"
EARTHSHELL CORPORATION                     MERIDIAN BUSINESS SOLUTIONS


By: /s/ Scott Houston                      By: /s/ Greg Hoffman
    -------------------                        ---------------------
    Scott Houston
    -------------------
Its: CFO
    -------------------
                                       11